OTHER RECEIVABLES AND PREPAID EXPENSES	12 Months Ended
Dec. 31, 2015
OTHER RECEIVABLES AND PREPAID EXPENSES [Abstract]
OTHER RECEIVABLES AND PREPAID EXPENSES

NOTE 6:-  OTHER RECEIVABLES AND PREPAID EXPENSES

	December 31,
	2015	2014

Prepaid expenses	$1,959	$1,920
Government authorities	898	1,918
Grants receivable from the OCS	728	41
Foreign currency derivative contracts	566	676
Short-term lease deposits	215	136
Loan to third-party (1)	-	607
Others	147	85

	$4,513	$5,383

(1)
Represents a loan granted on January 1, 2014 to Optenet in the total amount of € 2,000, of which an amount of $ 1,215 is presented in non-current other assets as of December 31, 2014. The loan is due in equal payments in the amount of € 125 per quarter, and bears an annual interest rate of Eurobor + 5%. As of March 23, 2015, as part of the acquisition of Optenet, the remaining outstanding loan was considered part of the purchase price. (See Note 1b)